UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2005

Boykin Lodging Company

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 430-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 30, 2005, Boykin Chicago, L.L.C., a joint venture between Boykin Lodging Company (“Boykin”) and AEW Partners III L.P. (“AEW”), sold Hotel 71 in Chicago, Illinois, for a price of $95.05 million to Chicago H&S Hotel Property, LLC, an unrelated third party. The Sixth Amendment to the Hotel Purchase and Sale Agreement which extended the closing date to March 30, 2005 is attached hereto as Exhibit 99.1. The net proceeds from the sale, after repayment of the outstanding mortgage note payable for which the property served as collateral, were approximately $56.1 million. The proceeds were distributed to the partners of Boykin Chicago, L.L.C. Boykin used $5.0 million of its approximately $24.1 million share of the proceeds to reduce the outstanding balance of its credit facility with the remainder being available for general corporate purposes.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of Hotel 71 in Chicago, Illinois as well as the use of proceeds from the sale, and the dissolution of the Boykin/AEW joint venture and Boykin Chicago, L.L.C. as described in this Current Report on Form 8-K. Because of the non-controlling nature of Boykin’s ownership interests in these joint ventures, Boykin accounts for these investments using the equity method.

The December 31, 2004 unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the disposition was effective December 31, 2004. The unaudited Pro Forma Condensed Consolidated Statements of Operations for each of the years in the three year period ended December 31, 2004 assume the sale was effective as of the beginning of the fiscal year ended December 31, 2002.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2004 Annual Report on Form 10-K.

THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2004
(unaudited, dollar amounts in thousands)

		Pro Forma
		Adjustments
	(a)	(b)
	Historical	Chicago		Pro Forma
Investment in hotel properties	$545,142	—		$545,142
Accumulated depreciation	(134,347)	—		(134,347)

Investment in hotel properties, net	410,795	—		410,795
Cash and cash equivalents	13,521	20,877	(c)	34,398
Restricted cash	13,022	(1,750)	(d)	11,272
Accounts receivable, net of allowance for doubtful accounts of $87	12,170	(25)		12,145
Receivables from lessee	10	—		10
Inventories	1,709	—		1,709
Deferred financing costs and other, net	2,014	—		2,014
Investment in unconsolidated joint ventures	14,048	(12,955)		1,093
Other assets	10,091	—		10,091

	$477,380	6,147		$483,527

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$6,446	(5,000)	(c)	$1,446
Term notes payable	193,539	—		193,539
Accounts payable and accrued expenses	36,707	—		36,707
Accounts payable to related party	1,063	—		1,063
Dividends/distributions payable	1,188	—		1,188
Minority interest in joint ventures	927	—		927
Minority interest in operating partnership	10,062	1,672	(e)	11,734
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of December 31, 2004 (liquidation preference of $45,250)	—	—		—
Common shares, without par value; 40,000,000 shares authorized; 17,450,314 outstanding as of December 31, 2004	—	—		—
Additional paid-in capital	358,688	—		358,688
Distributions and losses in excess of income	(129,232)	9,475	(e)	(119,757)
Unearned compensation — restricted shares	(2,008)	—		(2,008)

Total shareholders’ equity	227,448	9,475		236,923

	$477,380	6,147		$483,527

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(f)
	Historical	Chicago	Pro Forma
Revenues:
Hotel revenues
Rooms	$133,597	—	$133,597
Food and beverage	62,407	—	62,407
Other	14,414	—	14,414

Total hotel revenues	210,418	—	210,418
Lease revenue	2,045	—	2,045
Other operating revenue	380	(196)	184
Revenues from condominium development and unit sales	7,541	—	7,541

Total revenues	220,384	(196)	220,188

Expenses:
Hotel operating expenses
Rooms	33,772	—	33,772
Food and beverage	43,045	—	43,045
Other direct	8,181	—	8,181
Indirect	68,256	—	68,256
Management fees to related party	5,801	—	5,801
Management fees — other	59	—	59

Total hotel operating expenses	159,114	—	159,114
Property taxes, insurance and other	15,117	—	15,117
Cost of condominium development and unit sales	5,509	—	5,509
Real estate related depreciation and amortization	24,017	(37)	23,980
Corporate general and administrative	8,801	—	8,801

Total operating expenses	212,558	(37)	212,521

Operating income	7,826	(159)	7,667
Interest income	387	—	387
Other income	8	—	8
Interest expense	(13,629)	—	(13,629)
Amortization of deferred financing costs	(1,367)	—	(1,367)
Minority interest in earnings of joint ventures	(141)	—	(141)
Minority interest in loss of operating partnership	1,879	(116)	1,763
Equity in income (loss) of unconsolidated joint ventures	(814)	935	121

Loss from continuing operations	(5,851)	660	(5,191)
Loss from continuing operations per share:
Basic	$(0.34)		$(0.30)
Diluted	$(0.34)		$(0.30)
Weighted average number of common shares outstanding:
Basic	17,426		17,426
Diluted	17,553		17,553

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(f)
	Historical	Chicago	Pro Forma
Revenues:
Hotel revenues
Rooms	$122,821	—	$122,821
Food and beverage	58,268	—	58,268
Other	11,314	—	11,314

Total hotel revenues	192,403	—	192,403
Lease revenue	1,958	—	1,958
Other operating revenue	311	(191)	120
Revenues from condominium development and unit sales	36,883	—	36,883

Total revenues	231,555	(191)	231,364

Expenses:
Hotel operating expenses
Rooms	30,850	—	30,850
Food and beverage	40,877	—	40,877
Other direct	7,142	—	7,142
Indirect	61,672	—	61,672
Management fees to related party	4,339	—	4,339
Management fees — other	882	—	882

Total hotel operating expenses	145,762	—	145,762
Property taxes, insurance and other	14,530	—	14,530
Cost of condominium development and unit sales	24,645	—	24,645
Real estate related depreciation and amortization	26,085	(37)	26,048
Corporate general and administrative	8,138	—	8,138

Total operating expenses	219,160	(37)	219,123

Operating income	12,395	(154)	12,241
Interest income	602	—	602
Other income	39	—	39
Interest expense	(14,923)	—	(14,923)
Amortization of deferred financing costs	(1,906)	—	(1,906)
Minority interest in loss of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	1,946	(88)	1,858
Equity in loss of unconsolidated joint ventures	(870)	737	(133)

Loss from continuing operations	(2,850)	495	(2,355)
Loss from continuing operations per share:
Basic	$(0.16)		$(0.14)
Diluted	$(0.16)		$(0.14)
Weighted average number of common shares outstanding:
Basic	17,336		17,336
Diluted	17,470		17,470

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(f)
	Historical	Chicago	Pro Forma
Revenues:
Hotel revenues:
Rooms	$129,341	—	$129,341
Food and beverage	61,728	—	61,728
Other	11,632	—	11,632

Total hotel revenues	202,701	—	202,701
Lease revenue	1,885	—	1,885
Other operating revenue	451	(172)	279
Revenues from condominium development and unit sales	8,715	—	8,715

Total revenues	213,752	(172)	213,580
Expenses:
Hotel operating expenses:
Rooms	31,432	—	31,432
Food and beverage	42,984	—	42,984
Other direct	7,342	—	7,342
Indirect	57,912	—	57,912
Management fees to related party	3,741	—	3,741
Management fees — other	2,261	—	2,261

Total hotel operating expenses	145,672	—	145,672
Property taxes, insurance and other	12,921	—	12,921
Cost of condominium development and unit sales	6,474	—	6,474
Real estate related depreciation and amortization	23,377	(37)	23,340
Corporate general and administrative	6,404	—	6,404

Total operating expenses	194,848	(37)	194,811

Operating income	18,904	(135)	18,769
Interest income	126	—	126
Other income	80	—	80
Interest expense	(18,068)	—	(18,068)
Amortization of deferred financing costs	(2,105)	—	(2,105)
Minority interest in earnings of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	980	(254)	726
Equity in loss of unconsolidated joint ventures	(2,040)	1,816	(224)

Loss from continuing operations	(2,256)	1,427	(829)
Loss from continuing operations per share:
Basic	$(0.13)		$(0.05)
Diluted	$(0.13)		$(0.05)
Weighted average number of common shares outstanding:
Basic	17,248		17,248
Diluted	17,383		17,383

(a)	Historical data presented reflects amounts reported on Form 10-K filed on March 15, 2005.

(b)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with the Boykin/AEW joint venture, Boykin Chicago, L.L.C. and Hotel 71, as applicable, as well as to reflect the receipt of the sales proceeds.

(c)	Boykin’s share of the net proceeds from the sale was approximately $24.1 million. A portion of the proceeds, $5.0 million, was applied to the outstanding balance of Boykin’s secured revolving credit facility with the remainder being used for general corporate purposes. Additionally, $1.75 million of previously restricted cash related to Boykin Chicago, L.L.C.’s mortgage note payable was released.

(d)	Reflects the release of Boykin’s share of funding required to be posted relating to Boykin Chicago, L.L.C.’s mortgage note payable.

(e)	Reflects the estimated impact of the sale on minority interest and shareholders’ equity as if the sale took place on December 31, 2004. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sale.

(f)	Reflects the adjustment to Boykin’s historical financial statements to present them as if the disposition of Hotel 71 and the dissolution of the Boykin/AEW and Boykin Chicago, L.L.C. joint ventures had occurred on January 1, 2002. Boykin’s share of the gain or loss on the sale is not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that it will recognize income on the sale, net of minority interest, of approximately $10.2 million.

     (c) Exhibits.

                    99.1 Sixth Amendment to Hotel Purchase and Sale Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY

	By:	/s/ Shereen P. Jones

Shereen P. Jones Executive Vice President, Chief Financial and Investment Officer

Date: April 1, 2005